ACQUISITION OF SUBSIDIARIES AND CERTAIN ASSETS	12 Months Ended
Sep. 30, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
ACQUISITION OF SUBSIDIARIES AND CERTAIN ASSETS

NOTE 4 – ACQUISITION OF SUBSIDIARIES AND CERTAIN ASSETS

Acquisition of Bollinger Motors, Inc.

On September 7, 2022, the Company acquired, through a series of purchase agreements, 544,347 shares of common stock of Bollinger Motors, Inc. (“Bollinger Motors”), representing approximately 60% of the outstanding shares. This acquisition has provided the Company with opportunities to produce medium duty truck classes 4-6, along with the B1 Sport Utility and B2 Pick Up Trucks.

The following table summarizes the purchase price consideration to acquire Bollinger Motors:

Cash consideration paid at closing	$75,000,000
Cash consideration deferred	32,000,000
Stock consideration (2,827 shares of common stock of Mullen)	41,577,647
Fair value of total consideration transferred	$148,577,647

Total consideration of $148.6 million paid to Bollinger Motors Inc. and Bollinger Motors Inc. shareholders included:

●	Cash consideration due was approximately $107 million, of which $75 million was paid at closing and $32 million was deposited into an escrow account on November 29, 2022.

●	Stock consideration due to shareholders of Bollinger Motors was 2,827 shares of the Company’s common stock (giving effect to reverse stock splits, see Note 1) with a fair value of approximately $41.6 million.

The Company has determined that the acquisition of Bollinger Motors constitutes a business acquisition as defined by ACS 805, Business Combinations. Accordingly, the assets acquired, and the liabilities assumed in the transaction were recorded at their acquisition date estimated fair value, while the transaction costs associated with the acquisition were expensed as incurred pursuant to the purchased method of accounting in accordance with ASC 805. The Company’s purchase price allocation was based on an evaluation of the appropriate fair values by independent appraiser. Fair values were determined based on the requirements of ASC 820, Fair Measurements and Disclosure.

As a result of the acquisition, Mullen acquired controlling interest of Bollinger Motors. Acquired intellectual property, patents and non-compete agreements have finite lives and will be amortized using the straight-line method of the respective lives of each asset, acquired in-process research and development assets have indefinite lives and will be tested for impairment at least annually (see Note 6 Intangible assets). The following tables summarize the allocation of fair value of assets acquired and liabilities assumed.

Purchase consideration
Cash consideration	$107,000,000
Stock consideration	41,577,647
Total consideration transferred for 60% of Bollinger Motors	148,577,647
Noncontrolling interest (40%)	99,051,765
Fair value of the entity	$247,629,412

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and restricted cash	$77,238,086
In-process research and development assets	58,304,612
Patents	32,391,186
Other current assets	867,112
Trademarks	1,075,048
Property, plant, and equipment	1,009,662
Non-compete agreements	745,947
Other non-current assets	246,896
Deferred tax liability	(14,882,782)
Accounts payable	(638,752)
Refundable deposits	(213,679)
Other current liabilities	(993,628)
Total identifiable net assets	$155,149,708

Noncontrolling interest	(99,051,765)
Goodwill	92,479,704
$148,577,647

Valuation Methodology

The fair value of in-process research and development assets was determined using the Multiperiod Excess Earnings Method. This method was applied to the core intellectual property of Bollinger Motors consisting of the designs and processes. Under this method, the Company determines free cash flows for a group of assets, and then adjusts it for a contributory charge for the use of other identifiable tangible and intangible assets. The present value of the resulting excess cash flows is adjusted for any tax benefits and the resulting amount represents the fair value of the intangible asset.

The fair value of the Company’s patents was determined using the Relief from Royalty Method. The method considers what a purchaser could afford, or would be willing to pay, for a license of similar intellectual property rights. The royalty stream is then capitalized reflecting the risk and return relationship of investing in the asset. The Company used 5% as an initial royalty rate, gradually decreasing it to 1% over 10 years in 2031 to reflect technological obsolescence.

The non-compete agreement was valued using a discounted cash flow with and without method. Under this method, estimated enterprise value is calculated with non-complete clauses and compared to the enterprise value in the absence of the clauses. Estimated enterprise value is determined as present value of future cash flows. The after-tax differential of enterprise value is adjusted for the probability, reflecting specific facts and circumstances.

As part of application of the above methods, the annual discount rate used to determine the present value of future cash flows varied between 40% and 42%.

Assumptions used in forecasting cash flows and determining the fair value for each of the identified intangible asset included consideration of the following:

-	Historical performance of the assets, sales and profitability

-	Estimation of the economic life of the assets

-	Risk profile of individual assets

-	Business prospects and industry expectations

-	Tax amortization benefits on intangible assets

-	Acquisition of new customers.

Supplemental pro forma information

The following supplemental pro forma information summarizes the Company’s results of operations for the fiscal year ended September 30, 2022, as if the Company completed the acquisition as of the beginning of the annual reporting period beginning October 1, 2021.

	Year ended September 30,
	2022	2021
Total Revenues	-	-
Net loss	(753,916,185)	(57,647,534)

Mullen Advanced Energy Operations LLC

On April 17, 2023, the Company entered into a binding Letter of Agreement with Lawrence Hardge, Global EV Technology, Inc., and EV Technology, LLC (collectively, “EVT”) to partner on a device known as a Battery Life Enhancing Technology. The parties formed a new corporation called Mullen Advanced Energy Operations (“MAEO”) to develop, manufacture, market, sell, lease, distribute, and service all products resulting from the technology. The Company holds a 51% equity interest in MAEO, and EVT holds a 49% equity interest. EVT was supposed to license the technology and intellectual property rights to MAEO and assign all rights to governmental and other contracts relating to the technology. The Company paid Mr. Hardge an upfront payment of $50,000 and an additional $5.0 million payment was due upon execution of definitive agreements and completion of IP assignment. On July 10, 2023, the Company issued a notice terminating the Agreement dated April 17, 2023. The termination notice, which was sent after numerous attempts by the Company to obtain adherence by EVT to the terms of the Agreement, references several breaches by EVT including (1) failing to execute documents evidencing an irrevocable, royalty free, worldwide exclusive license to the Technology and IP, in perpetuity, to MAEO, (2) refusing to conduct any tests of the Technology at a Mullen approved facility after the LOA, (3) repeatedly refusing to honor the terms of the Mutual Non-Disclosure Agreement signed April 14, 2023, and (4) failing to disclose all claims or threatened legal actions by any third parties related to the Technology. MAEO has not had significant transactions since formation.

Acquisition of ELMS assets

On October 13, 2022, the United States Bankruptcy Court for the District of Delaware issued an order approving the sale for approximately $105 million to Mullen of certain assets and assumption and assignment of contracts and related liabilities of Electric Last Mile, Inc. and Electric Last Mile Solutions, Inc. (collectively, “ELMS”) pursuant to the terms and conditions of the Asset Purchase Agreement dated September 16, 2022.

The ELMS asset acquisition closed on November 30, 2022, and is expected to accelerate the market introduction of our cargo van program and provide us with critical manufacturing capacity at a much lower investment than previously expected to supply the rest of our product portfolio.

ELMS assets include:

●	The factory in Mishawaka, Indiana, providing Mullen with the capability to produce up to 50,000 vehicles per year;

●	All Intellectual Property, including all manufacturing data that is required for the assembly of the Class 1 van and Class 3 Cab Chassis;

●	All inventory including finished and unfinished vehicles, part modules, component parts, raw materials, and tooling; and

●	All property including equipment, machinery, supplies, computer hardware, software, communication equipment, data networks and all other data storage.

The following table details the allocation of purchase price by asset category for the ELMS asset purchase:

Asset Category	Fair Value Allocation
Land	$1,440,000
Buildings and site improvements	41,287,038
Equipment	27,336,511
Intangible assets: engineering design	22,112,791
Inventory	13,198,692
Total Purchased Assets	$105,375,032

On November 9, 2022, the Company formed Mullen Indiana Real Estate LLC, a limited liability company in the State of Delaware, to hold the acquired real property located in Mishawaka, Indiana.